UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2017 (February 27, 2017)

Umatrin Holding Ltd.
(Exact name of Company as specified in its charter)

Delaware	333-211289	87-0814235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

315 Madison Avenue, 3rd Floor, PMB #3050

New York, NY

(Address of principal executive offices)

10017

(Zip Code)

(866)-874-4888
Company’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Company's Certifying Accountant.

(1)	Previous Independent Registered Public Accounting Firm

	(i)	On February 27, 2017, Umatrin Holding Ltd (the “Company”) dismissed Yichien Yeh CPA, P.C. (“Yeh CPA”) as the Company’s independent registered public accounting firm.

	(ii)	The decision to change the independent registered public accounting firm was approved by the Board of Directors of the Company.

(iv)

During the Company’s most recent fiscal year ended December 31, 2015 and through February 27, 2017, the date of dismissal, (a) there were no disagreements with Yeh CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Yeh CPA, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(v)

On March 9, 2017, the Company provided Yeh CPA with a copy of this Current Report and has requested that it furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(2)	New Independent Registered Public Accounting Firm

On February 28, 2017, the Board of Directors of the Company appointed WWC, P.C. (“WWC”) as its new independent registered public accounting firm to audit and review the Company’s financial statements. During the two most recent fiscal years ended December 31, 2015 and December 31, 2014 and any subsequent interim periods through the date hereof prior to the engagement of WWC, neither the Company, nor someone on its behalf, has consulted WWC regarding:

(i)

either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

	(ii)	any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter from Yichien Yeh CPA, P.C. addressed to the U.S. Securities and Exchange Commission

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMATRIN HOLDING LTD.

Date: March 14, 2017	By:	/s/ Sri Warren Eu Hin Chai
Sri Warren Eu Hin Chai
Chief Executive Officer

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